                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             _____________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): January 13, 2000


                                 EARTHWEB INC.
              (Exact Name of Registrant as Specified in Charter)


                 DELAWARE                 000-25017              13-3899472
    (State or Other Jurisdiction of (Commission File Number)   (IRS Employer
              Incorporation)                                 Identification No.)


                3 PARK AVENUE, NEW YORK, NEW YORK                   10016
            (Address of Principal Executive Offices)              (Zip Code)


                                (212) 725-6550
             (Registrant's telephone number, including area code)
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ITEM 5 Other Events.

On January 13, 2000 EarthWeb Inc. ("EarthWeb") announced that it signed purchase agreements to acquire MeasureUp, Inc, CCPrep and NetCerts, Inc.

A copy of the press release issued by EarthWeb on January 13, 2000 concerning the acquisition is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EarthWeb Inc.

Dated: January 14, 2000                 By: /s/ Jack D. Hidary
                                            ------------------------
                                            Jack D. Hidary
                                            President and Chief Executive
                                            Officer
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Item 7: Exhibit No. Description


            99.1 January 13, 2000 press release: EarthWeb Agrees to Acquire Online IT Certification Preparation and Assessment Companies

EarthWeb Inc. (ticker: EWBX, exchange: Nasdaq) News Release - Thursday, January 13, 2000